SECOND FIFTH AMENDMENT TO THE
                        CLUBCORP STOCK INVESTMENT PLAN


     Amendment made this 22nd day of April, 1997, by Club Corporation International (the "Company").

                             W I T N E S S E T H:
                             --------------------

     WHEREAS, the Company maintains the ClubCorp Stock Investment Plan, effective January 1, 1995 (the "Plan"); and

     WHEREAS, the Company now desires to amend the Plan to provide that Matching Contributions may also be made in the form of cash; and

     WHEREAS, the Plan may be amended by the Company pursuant to the provisions of Article XV of the Plan, and the Company desires to amend the
Plan:

     NOW, THEREFORE, the Plan is amended as follows, effective as of April 22, 1997:

1. Existing Section 4.01 is amended by deleting the fourth sentence in its entirety and substituting the following in its place:

"All Matching Contributions shall be made in the form of cash or shares of Company Stock."


     IN WITNESS WHEREOF, this Amendment has been executed the day and year first above written.

CLUB  CORPORATION  INTERNATIONAL



By:    Terry  A.  Taylor

Its:      Secretary